UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 12, 2013

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 12, 2013, Georgia Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale of $200,000,000 aggregate principal amount of its Series 2013C Floating Rate Senior Notes due August 15, 2016 (the “Senior Notes”). The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-186969) of the Company.
Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.
1.4	Underwriting Agreement relating to the Senior Notes, dated August 12, 2013, among the Company and Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc.

4.2	Fifty-second Supplemental Indenture to Senior Note Indenture dated as of August 16, 2013, providing for the issuance of the Senior Notes.

4.9	Form of the Senior Note (included in Exhibit 4.2 above).

5.1	Opinion of Troutman Sanders LLP relating to the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:August 16, 2013	GEORGIA POWER COMPANY By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary